Exhibit 32



                       President's Written Certification
                            Of Financial Statements
                       Pursuant to 18 U.S.C. Statute 1350



    Pursuant to 18 U.S.C. Statute 1350, as adopted pursuant to Section 907 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies in his capacity as president of Ridgefield Acquisition Corp. (the "Company") that

    (a) the Quarterly Report of the Company on Form 10-Q for the period Ended September 30, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

    (b) the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.


Dated: November 13, 2008

                                           /s/ Steven N. Bronson
                                           ----------------------------------
                                           Steven N. Bronson, President